THAON COMMUNICATIONS & SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


The following unaudited Pro Forma consolidated Statements have been derived from the audited consolidated financial statements of Thaon Communications, Inc. (A) for the year ended December 31, 2000, the unaudited financial statements of PTS, Inc. (B) for the year ended December 31, 2000, audited financial statements of Legal Broadcast Company (C) for the period from inception (May 9, 2000) to December 31, 2000, audited financial statements of Eclipse Marketing Group (D) for the year ended December 31, 2000 and audited financial statements of Prime Time Distribution, Inc. (E) for the year ended March 31, 2001.

The unaudited Pro Forma consolidated Statements of Operations and financial conditions reflects the acquisition of B, C, D and E (non-public companies) by A (a public company) in a merger using purchase method of accounting and assumes that such acquisition was consummated as of January 1, 2000.

The unaudited Pro Forma consolidated Statement of Operations and financial conditions should be read in conjunction with the Financial Statements of A, the Financial Statements of B, C, D & E and the Notes to the financial statements. The Pro Forma consolidated Statement of Operations does not purport to represent what the Company's results of operations would actually have been if the acquisition of B, C, D & E had occurred on the date indicated or to project the company's results of operations for any future period or date. The Pro Forma adjustments, as described in the accompanying data, are based on available information and the assumption set forth in the foot notes below, which management believes are reasonable

                                 (SPLIT TABLE)

                                      THAON         PTS TV                      Combined       Legal Broadcast
                                (Historical)    (Historical)    Adjustment   Thaon & Sub.& PTS     Company      Adjustment
                                ------------    ------------   ------------    ------------    ------------    ------------
Sales                           $    182,477    $ 27,045,131           --      $ 27,227,608         216,578    $       --

Operating expenses                 1,588,753      26,571,740           --        28,160,493         254,619            --
                                ------------    ------------   ------------    ------------    ------------    ------------

Income (Loss) from operations     (1,406,276)        473,391           --          (932,885)        (38,041)           --

Other Income (expense)                  (408)        207,609           --           207,201          (4,298)           --
                                ------------    ------------   ------------    ------------    ------------    ------------

                                  (1,406,684)        681,000           --          (725,684)        (42,339)           --

Provision for taxes                     --              --             --             1,600             800            --

                                ------------    ------------   ------------    ------------    ------------    ------------
NET INCOME (LOSS)               $ (1,406,684)   $    681,000           --      $   (727,284)        (43,139)   $       --
                                ============    ============   ============    ============    ============    ============




                                                  Eclipse                                      Prime Time
                                  Combined       Marketing       Adjustment     Combined       Distribution    Adjustment
                                ------------    ------------    ------------   ------------    ------------    ------------
Sales                           $ 27,444,186    $    233,761    $       --     $ 27,677,947    $    269,096    $   (260,483)

Operating expenses                28,415,112         259,384            --       28,674,496         439,774        (260,483)
                                ------------    ------------    ------------   ------------    ------------    ------------

Income (Loss) from operations       (970,926)        (25,623)           --         (996,549)       (170,678)              0

Other Income (expense)               202,903          (1,376)           --          201,527            (145)           --
                                ------------    ------------    ------------   ------------    ------------    ------------

                                    (768,023)        (26,999)           --         (795,022)       (170,823)           --

Provision for taxes                    2,400             800            --            3,200             800            --

                                ------------    ------------    ------------   ------------    ------------    ------------
NET INCOME (LOSS)               $   (770,423)   $    (27,799)   $       --     $   (798,222)   $   (171,623)             $-
                                ============    ============    ============   ============    ============    ============

                            (SPLIT TABLE CONTINUED)




                                  Combined
                                 ------------
Sales                            $ 27,686,560

Operating expenses                 28,853,787
                                 ------------

Income (Loss) from operations      (1,167,227)

Other Income (expense)                201,382
                                 ------------

                                     (965,845)

Provision for taxes                     4,000

                                 ------------
NET INCOME (LOSS)                $   (969,845)
                                 ============

EARNINGS PER SHARE

   Basic Weighted -average
    number of shares
    outstanding                    59,291,000
                                 ============

   Basic - Net loss
    per share                    $     (0.013)
                                 ============

   Diluted Weighted -average
   number of shares
   outstanding                     65,418,600
                                 ============

   Diluted - Net loss
    per share                    $     (0.012)
                                 ============

NOTES:

(1) Weighted-average number of shares outstanding for the combined entity includes all shares issued as of December 31, 2000 as if outstanding as of the beginning of the period.

(2) Diluted weighted -average number of shares outstanding includes 2,000,000 convertible preferred stock issued on acquisition of PTS, 1,000,000 deposited with escrow and subject to issuance upon achieving certain targets and 403,000 options granted for common stock, to employees and 1,000,000 convertible preferred stock issued on acquisition of Legal Broadcast Company (LBC), 135,000 shares of common stock to be issued to key employees of LBC, 100,000 shares of common stock issued for finders fees, 339,600 shares of common stock issued in settlement of a debt of LBC and 200,000 shares of common stock to be issued to the President of LBC for his participation in Board of directors, 300,000 common stock issued to acquire Eclipse, 150,000 shares issued to settle debt of Eclipse , 150,000 shares issued to settle debt of Eclipse and 500,000 common stock issued to acquire Prime Time Distribution, Inc.

        PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITIONS
    AS OF DECEMBER 31, 2000
          (UNAUDITED)

                                 (SPLIT TABLE)

                                   THAON & SUB      PTS TV                      Combined       Legal Broadcast
                                   (Historical)  (Historical)  Adjustment   Thaon & Sub.& PTS     Company        Adjustment
                                   -----------   ------------  ----------   -----------------  --------------   -----------
             ASSETS

Current Assets
     Cash & cash equivalents       $    16,958   $     15,121  $        -   $          32,079  $          574   $         -
     Media and accounts
      receivable                         4,950      1,708,900           -           1,713,850          77,454             -
     Due to affiliates               1,891,031              -  (1,891,031)                  -               -             -
     Inventory                               -              -           -                   -               -             -
     Investment in PTS TV            4,500,000              -  (4,500,000)                  -               -             -
     Investment in LLC                   8,000              -      (8,000)                  -               -             -
     Prepaid Expenses                   15,267         17,697           -              32,964               -             -
     Prepaid Media Expenses                  -        376,942           -             376,942               -             -
     Loan receivable -
      Employees                          2,150                          -               2,150               -             -
     Loan receivable -
      Related Parties                        -        868,476           -             868,476               -             -
     Deposits & other assets                 -          9,079           -               9,079               -             -
                                   -----------   ------------  ----------   -----------------  --------------   -----------
                                     6,438,356      2,996,215  (6,399,031)          3,035,540          78,028             -

Property & Equipment                   537,640        223,462           -             761,102         125,766             -
Note receivable - McHenry                    -        231,660           -             231,660               -             -
Goodwill                                     -              -   5,871,861           5,871,861               -     3,386,757
Deposits                                33,322              -           -              33,322           2,370             -
                                   -----------   ------------  ----------  ------------------  --------------   -----------
TOTAL ASSETS                       $ 7,009,318   $  3,451,337  $ (527,170)  $       9,933,485  $      206,164   $ 3,386,757
                                   ===========   ============  ==========  ==================  ==============   ===========


LIABILITIES & STOCKHOLDERS'
 EQUITY

Current liabilities
    Accounts Payable               $   179,039   $     73,613  $        -   $         252,652  $       30,553   $         -
    Accrued Expenses                   146,902         28,053           -             174,955               -             -
    Media payable                            -      3,228,695           -           3,228,695               -             -
    Deferred Media Revenue                   -        998,872           -             998,872               -             -
    Loans Payable -current                   -         97,412           -              97,412               -             -
    Capital Lease obligation
     -current                                -         28,988           -              28,988          20,843             -
    Customers deposits                       -        281,492           -             281,492               -             -
    Due to related parties           1,891,031              -  (1,891,031)                  -         451,957      (424,500)

                                   -----------   ------------  ----------   -----------------  --------------   -----------
                                     2,216,972      4,737,125  (1,891,031)          5,063,066         503,353      (424,500)
                                   -----------   ------------  ----------   -----------------  --------------   -----------
Long term liabilities
    Capital Lease Obligation                 -        138,922           -             138,922          73,564             -

                                   -----------   ------------  ----------   -----------------  --------------   -----------
    Total liabilities                2,216,972      4,876,047  (1,891,031)          5,201,988         576,917      (424,500)
                                   -----------   ------------  ----------   -----------------  --------------   -----------


Stockholders' equity;

  Common stock                          59,294          1,000      (1,000)             59,294           2,000        (2,000)
                                         8,000              -      (8,000)                  -               -       774,600

  Preferred Stock                    2,000,000              -           -           2,000,000               -     1,000,000

  Additional paid-in capital         4,008,706              -           -           4,008,706          32,933       (32,933)
                                                                                                                  1,665,904
  Advance Subscription                 422,781              -           -             422,781               -             -


  Retained earnings (deficit)         (298,250)    (2,106,710)  1,372,861          (1,032,099)       (362,547)      362,547

  Net Income (loss)                     12,079                                         12,079
                                    (1,420,264)       681,000           -            (739,264)        (43,139)       43,139
                                   -----------   ------------  ----------   -----------------  --------------   -----------

     Total stockholders' equity      4,792,346     (1,424,710)  1,363,861           4,731,497        (370,753)    3,811,257
                                   -----------   ------------  ----------   -----------------  --------------   -----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY               $ 7,009,318   $  3,451,337  $ (527,170)  $       9,933,485  $      206,164   $ 3,386,757
                                   ===========   ============  ==========   =================  ==============   ===========


                                                   Eclipse                              Prime Time
                                    Combined      Marketing    Adjustment    Combined  Distribution   Adjustment    Combined
                                   -----------   ------------  ----------   ---------- ------------  ------------- ---------
             ASSETS

Current Assets
     Cash & cash equivalents            32,653   $     24,904  $        -   $   57,557 $      4,499  $           -  $     62,056
     Media and accounts
      receivable                     1,791,304          5,424           -    1,796,728       19,065              -     1,815,793
     Due to affiliates                       -              -           -            -            -              -             -
     Inventory                                              -           -            -      431,379              -       431,379
     Investment in PTS TV                    -              -           -            -            -              -             -
     Investment in LLC                       -              -           -            -            -              -             -
     Prepaid Expenses                   32,964              -           -       32,964      108,205              -       141,169
     Prepaid Media Expenses            376,942              -           -      376,942            -              -       376,942
     Loan receivable -
      Employees                          2,150              -           -        2,150            -              -         2,150
     Loan receivable -
      Related Parties                  868,476              -           -      868,476        9,001       (868,476)        9,001
     Deposits & other assets             9,079              -           -        9,079            -              -         9,079
                                   -----------   ------------  ----------   ---------- ------------  -------------  ------------
                                     3,113,568         30,328           -    3,143,896      572,149       (868,476)    2,847,569

Property & Equipment                   886,868         15,391           -      902,259       21,307              -       923,566
Note receivable - McHenry              231,660              -           -      231,660            -              -       231,660
Goodwill                             9,258,618              -     956,000   10,214,618            -      1,246,843    11,461,461
Deposits                                35,692          3,442           -       39,134        7,721              -        46,855

                                   -----------   ------------  ----------   ---------- ------------  -------------  ------------
TOTAL ASSETS                        13,526,406   $     49,161  $  956,000  $14,531,567 $    601,177  $     378,367  $ 15,511,111
                                   ===========   ============  ==========   ========== ============  =============  ============


LIABILITIES & STOCKHOLDERS'
 EQUITY

Current liabilities
    Accounts Payable                   283,205   $    56,286   $        -   $  339,491 $      4,164  $           -  $    343,655
    Accrued Expenses                   174,955              -           -      174,955          935              -       175,890
    Media payable                    3,228,695              -           -    3,228,695            -              -     3,228,695
    Deferred Media Revenue             998,872              -           -      998,872            -              -       998,872
    Loans Payable -current              97,412        150,000           -      247,412            -              -       247,412
    Capital Lease obligation
     -current                           49,831            610           -       50,441            -              -        50,441
    Customers deposits                 281,492              -           -      281,492            -              -       281,492
    Due to related parties              27,457        105,250           -      132,707    1,037,921       (868,476)      302,152
                                                                                                                             0
                                   -----------   ------------  ----------   ---------- ------------  -------------  ------------
                                     5,141,919       312,146            -    5,454,065    1,043,020       (868,476)    5,628,609
                                   -----------   ------------  ----------   ---------- ------------  -------------  ------------
Long term liabilities
    Capital Lease Obligation           212,486           213            -      212,699            -              -       212,699

                                   -----------   ------------  ----------   ----------
    Total liabilities                5,354,405       312,359            -    5,666,764    1,043,020       (868,476)    5,841,308
                                   -----------   ------------  ----------   ---------- ------------  -------------  ------------


Stockholders' equity;

  Common stock                         833,894         30,000     (30,000)     834,194        3,000         (3,000)      834,194
                                                            -         300            -            -            500           500
                                             0
  Preferred Stock                    3,000,000              -           -    3,000,000            -              -     3,000,000
                                             0
  Additional paid-in capital         5,674,610              -     692,502    6,367,112            -        804,500     7,171,612

  Advance Subscription                 422,781              -           -      422,781            -              -       422,781


  Retained earnings (deficit)       (1,032,099)      (265,399)    265,399   (1,032,099)           -              -    (1,032,099)

  Net Income (loss)
                                      (727,185)       (27,799)     27,799     (727,185)    (444,843)       444,843      (727,185)
                                   -----------   ------------  ----------   ---------- ------------  -------------  ------------

     Total stockholders' equity      8,172,001       (263,198)    956,000    8,864,803     (441,843)     1,246,843     9,669,803
                                   -----------   ------------  ----------   ---------- ------------  -------------  ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                13,526,406   $     49,161  $  956,000  $14,531,567 $    601,177  $     378,367 $  15,511,111
                                   ===========   ============  ==========   ========== ============  =============  ============